SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 12, 2003

                            SILVERADO FINANCIAL, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                         000-31079               77-0140428
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(State or other jurisdiction of   (Commission File Number)       (IRS Employer
        incorporation)                                       Identification No.)


                       1475 South Bascom Avenue, Suite 210
                           Campbell, California 95008
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                    (Address of principal executive offices)

                                 (408) 371-2301
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              (Registrant's telephone number, including area code)


ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

On November 17, 2003, the Company acquired all of the outstanding common shares of San Francisco Funding, Inc. (SFF), a mortgage banking operation with offices in Novato and San Diego, California under an acquisition agreement.

On December 12, 2003, the Company confirmed its December 10, 2003 rescission of the acquisition agreement with SFF due to their misrepresentation of material facts and material breaches of the acquisition agreement.

The Company estimates it incurred approximately $30,000 in costs associated with the acquisition and rescission of SFF.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERADO FINANCIAL, INC.

Date  December 24, 2003

By: /s/ John Hartman
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John Hartman, Chief Executive Officer